SERIES 2000 SUPPLEMENTAL INDENTURE OF TRUST


                                 by and between


                        NELNET STUDENT LOAN CORPORATION-2


                                       and


                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee





                           Authorizing the Issuance of

                                 $1,000,000,000
                        NELNET Student Loan Corporation-2
                     Taxable Student Loan Asset-Backed Notes
                                   Series 2000


                            Dated as of June 1, 2000




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                                TABLE OF CONTENTS

                                                                        Page



                                    Article I

DEFINITIONS AND USE OF PHRASES................................................1

                                   Article II

 SERIES 2000 NOTE DETAILS, FORM OF SERIES 2000 NOTES, REDEMPTION OF SERIES 2000
                 NOTES AND USE OF PROCEEDS OF SERIES 2000 NOTES

Section 2.01.     Series 2000 Note Details....................................4
Section 2.02.     Redemption of the Series 2000 Notes.........................6
Section 2.03.     Delivery of Series 2000 Notes...............................8
Section 2.04.     Trustee's Authentication Certificate........................8
Section 2.05.     Deposit of Series 2000 Note Proceeds........................9
Section 2.06.     Forms of Series 2000 Notes..................................9

                                   Article III

                               GENERAL PROVISIONS

Section 3.01.     Date of Execution...........................................9
Section 3.02.     Laws Governing..............................................9
Section 3.03.     Severability................................................9
Section 3.04.     Exhibits....................................................9

                                   Article IV

APPLICABILITY OF INDENTURE....................................................9

APPENDIX A        CERTAIN TERMS AND PROVISIONS OF THE AUCTION RATE NOTES
EXHIBIT A-1       FORM OF SERIES 2000A SENIOR (ARCs)
EXHIBIT A-2       FORM OF SERIES 2000B SUBORDINATE (ARCs)
EXHIBIT B         SERIES 2000 CLOSING CASH FLOW PROJECTIONS
EXHIBIT C         NOTICE OF PAYMENT DEFAULT
EXHIBIT D         NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT E         NOTICE OF PROPOSED CHANGE IN LENGTH OF ONE OR MORE AUCTION
                  PERIODS
EXHIBIT F         NOTICE ESTABLISHING CHANGE IN LENGTH OF ONE OR MORE AUCTION
                  PERIODS
EXHIBIT G         NOTICE OF CHANGE IN AUCTION DATE

                   SERIES 2000 SUPPLEMENTAL INDENTURE OF TRUST


        THIS SERIES 2000  SUPPLEMENTAL  INDENTURE  OF TRUST (this  "Supplemental
Indenture") dated as of June 1, 2000, is by and between NELNET STUDENT LOAN CORPORATION-2, a corporation duly organized and existing under the laws of the State of Nevada (the "Issuer"), and ZIONS FIRST NATIONAL BANK, a national banking association duly organized and operating under the laws of the United States of America (together with its successors, the "Trustee"), as successor trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

                              W I T N E S S E T H:

        WHEREAS, the Issuer has previously entered into an Indenture of Trust dated as of June 1, 2000 (the "Original Indenture," and together with this Supplemental Indenture, the "Indenture"), between the Issuer and the Trustee;

        WHEREAS, the Issuer desires to enter into this Supplemental Indenture in order to issue Notes pursuant to the terms of the Original Indenture, including
Section 2.08 thereof;

        WHEREAS, the Issuer represents that it is duly created as a corporation under the laws of the State and that by proper action it has duly authorized the issuance of $1,000,000,000 of its Taxable Student Loan Asset-Backed Notes,
Series 2000 consisting of two Classes, designated as Senior Class 2000A (the "Series 2000A Notes") and Subordinate Class 2000B (the "Series 2000B Notes," and together with the Series 2000A Notes, the "Series 2000 Notes"), and it has by proper corporate action authorized the execution and delivery of this Supplemental Indenture;

        WHEREAS, the Series 2000 Notes constitute Notes as defined in the Indenture;

        WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

        NOW, THEREFORE, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

All words and phrases defined in Article I of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

        "AUTHORIZED DENOMINATIONS" means $50,000 and any integral multiple thereof.

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        "CLASS  2000A-1  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-1 Auction Rate Notes.
        "CLASS  2000A-2  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-2 Auction Rate Notes.

        "CLASS  2000A-3  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-3 Auction Rate Notes.

        "CLASS  2000A-4  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-4 Auction Rate Notes.

        "CLASS  2000A-5  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-5 Auction Rate Notes.

        "CLASS  2000A-6  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-6 Auction Rate Notes.

        "CLASS  2000A-7  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-7 Auction Rate Notes.

        "CLASS  2000A-8  NOTES"  means  the  $75,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-8 Auction Rate Notes.

        "CLASS  2000A-9  NOTES"  means  the  $75,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-9 Auction Rate Notes.

        "CLASS  2000A-10  NOTES"  means  the  $75,000,000  NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-10 Auction Rate Notes.

        "CLASS  2000A-11  NOTES"  means  the  $75,000,000  NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-11 Auction Rate Notes.

        "CLASS  2000A-12  NOTES"  means the  $100,000,000  NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-12 Auction Rate Notes.

        "CLASS  2000A-13  NOTES"  means the  $100,000,000  NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-13 Auction Rate Notes.

        "CLASS  2000A-14  NOTES"  means the  $100,000,000  NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Senior Class 2000A-14 Auction Rate Notes.

        "CLASS  2000B-1  NOTES"  means  the  $50,000,000   NELNET  Student  Loan
Corporation-2, Taxable Student Loan Asset-Backed Notes, Subordinate Class 2000B-1 Auction Rate Notes.

        "DATE OF ISSUANCE" means, with respect to the Series 2000 Notes, June 1, 2000.

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

        "RATING AGENCY" means, collectively, Fitch IBCA, Inc., Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

        "SERIES 2000A NOTES" means, collectively, the Class 2000A-1 Notes, the Class 2000A-2 Notes, the Class 2000A-3 Notes, the Class 2000A-4 Notes, the Class 2000A-5 Notes, the Class 2000A-6 Notes, the Class 2000A-7 Notes, the Class
2000A-8 Notes, the Class 2000A-9 Notes, the Class 2000A-10 Notes, the Class 2000A-11 Notes, the Class 2000A-12 Notes, the Class A-13 Notes and the Class 2000 A-14 Notes.

        "SERIES 2000B NOTES" means the Class 2000B-1 Notes.

        "SERIES 2000 NOTES" means the NELNET Student Loan Corporation-2, Taxable Student Loan Asset-Backed Notes, Series 2000 issued pursuant to the Indenture and this Supplemental Indenture in the aggregate principal amount of $1,000,000,000 consisting of the Series 2000A Notes and the Series 2000B Notes.

        "SERIES 2000 RESERVE FUND REQUIREMENT" means 0.75% of the Notes outstanding; provided, however, that so long as any Notes remain Outstanding there shall be at least $500,000 on deposit in the Reserve Fund.

        "SERVICER"  means  NELnet,   Inc.,  a  Nevada  corporation,   and  their
successors and assigns.

        "SERVICING AGREEMENT" means, collectively, (i) the Servicing Agreement dated as of June 1, 2000, as supplemented and amended from time to time, between the Issuer and the Servicer, (ii) the Loan Subservicing Agreement dated as of June 1, 2000, as supplemented and amended from time to time, between the Servicer and UNIPAC Service Corporation, as subservicer and (iii) the Loan Sub-Servicing Agreement dated as of June 1, 2000, as supplemented and amended from time to time, between the Servicer and InTuition, Inc., as subservicer.

        "SUBSERVICER"  means,  collectively,   UNIPAC  Service  Corporation  and
InTuition, Inc., and their successors and assigns.

        "UNDERWRITER" means, collectively, PaineWebber Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Mellon Financial Markets, Inc.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

In the event that any term or provision contained herein with respect to the Series 2000 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.


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
                                  ARTICLE II

                            SERIES 2000 NOTE DETAILS,
                           FORM OF SERIES 2000 NOTES,
                         REDEMPTION OF SERIES 2000 NOTES
                    AND USE OF PROCEEDS OF SERIES 2000 NOTES

SECTION 2.01.     SERIES 2000 NOTE DETAILS.

          (a) The aggregate principal amount of the Series 2000 Notes which may be initially authenticated and delivered under this Supplemental Indenture is limited to $1,000,000,000 except for Series 2000 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Sections 2.03 and 2.04 of the Indenture. The Series 2000 Notes shall be issued in fifteen (15) separate subclasses (each a "subclass") consisting of $50,000,000 of Class 2000A-1 Notes, $50,000,000 of Class 2000A-2 Notes,
$50,000,000  of  Class  2000A-3  Notes,  $50,000,000  of  Class  2000A-4  Notes,
$50,000,000  of  Class  2000A-5  Notes,  $50,000,000  of  Class  2000A-6  Notes,
$50,000,000  of  Class  2000A-7  Notes,  $75,000,000  of  Class  2000A-8  Notes,
$75,000,000  of  Class  2000A-9  Notes,  $75,000,000  of Class  2000A-10  Notes,
$75,000,000  of Class 2000A-11  Notes,  $100,000,000  of Class  2000A-12  Notes,
$100,000,000 of Class 2000A-13  Notes,  $100,000,000 of Class 2000A-14 Notes and
$50,000,000 of Class 2000B-1 Notes. The Series 2000 Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series 2000 Notes of each subclass shall each be lettered "R" and shall be numbered separately from 1 upwards, respectively.

               The Series 2000 Notes (collectively, the "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest from their Date of Issuance, payable on each Interest Payment Date (as defined in Appendix A to this Supplemental Indenture), except that Auction Rate Notes which are issued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Auction Rate Notes. The Series 2000 Notes shall mature on December 1, 2032. Interest on the Auction Rate Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture.

               The principal of the Series 2000 Notes due at its Stated Maturity or redemption in whole shall be payable at the Principal Office of the Trustee, or such other location as directed by the Trustee, or at the Principal Office of its successor in trust upon presentation and surrender of the Series 2000 Notes. Payment of interest and principal paid subject to a redemption on any Series 2000 Note shall be made to the Registered Owner thereof by check or draft mailed on the Interest Payment Date by the Trustee to the Registered Owner at his address as it last appears on the registration books kept by the Trustee at the close of business on the Record Date for such interest payment date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Registered Owner thereof at the close of business on the Record Date and shall be payable to the Registered Owner thereof at the close of business on a special record date (a "Special Record Date") for


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

        the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Registered Owners of the Series 2000 Notes not less than 10 days prior thereto by first-class mail to each such Registered Owner as shown on the Trustee's registration books on the date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Trustee of any other Registered Owner owning at least $1,000,000 principal amount of the Series 2000 Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Trustee for such purpose. All payments on the Series 2000 Notes shall be made in lawful money of the United States of America.

          (b) Except as otherwise provided in this Section, the Series 2000 Notes in the form of one global note for each Stated Maturity date shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series 2000 Note shall be registered in the name of CEDE & Co., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series 2000 Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

          (c) Except as otherwise provided herein, the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series 2000 Notes, (ii) the delivery to any Agent Member, beneficial owner of the Series 2000 Notes or other Person, other than the Securities Depository, of any notice with respect to the Series 2000 Notes or (iii) the payment to any Agent Member, beneficial owner of the Series 2000 Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series 2000 Notes. So long as the certificates for the Series 2000 Notes issued under this Supplemental Indenture are not issued pursuant to subsection (d) of this Section the Issuer and the Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series 2000 Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series 2000 Notes, (B) giving notices of redemption and other matters with respect to such Series 2000 Notes and (C) registering transfers with respect to such Series 2000 Notes. In connection with any notice or other communication to be provided to the Registered Owners pursuant to this Supplemental Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by the Registered Owners, the Issuer or the Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series 2000 Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Registered Owner.

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

          (d) If at any time the Securities Depository notifies the Issuer and the Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series 2000 Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (b) and (c) of this Section shall no longer be applicable and the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 2000 Notes as provided below. In addition, the Issuer may determine at any time that the Series 2000 Notes shall no longer be represented by global certificates and that the provisions of subsections (b) and (c) of this Section shall no longer apply to the Series 2000 Notes. In such event, the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 2000 Notes as provided below. Certificates for the Series 2000 Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Trustee, and upon which written instructions the Trustee may rely without investigation. The Trustee shall promptly deliver such certificates representing the Series 2000 Notes to the Persons in whose names such Notes are so registered.

SECTION 2.02.    REDEMPTION OF THE SERIES 2000 NOTES.

          (a) MANDATORY REDEMPTION. Subject to the provisions of Section 2.02(d) hereof, the Series 2000 Notes are subject to mandatory redemption (a) in whole or in part, on the first Interest Payment Date after December 1, 2000, at a redemption price equal to the principal amount thereof plus interest accrued, if any, to the date of redemption thereof from moneys deposited in the Acquisition Fund on the Date of Issuance which have not been used to finance Eligible Loans by December 1, 2000 and (b) at the direction of the Issuer, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof plus interest accrued, if any, to the date of redemption thereof from moneys representing Recoveries of Principal deposited in the Acquisition Fund after June 1, 2003, unless such date can be extended without affecting the Rating on any of the Notes, as evidenced by a Rating Confirmation.

          (b) OPTIONAL REDEMPTIONS AND OPTIONAL PURCHASE.

              (i) OPTIONAL REDEMPTION OF SERIES 2000 NOTES. Subject to the provisions of Section 2.02(d) hereof, the Series 2000 Notes are subject to redemption at the option of the Issuer, from funds received by the Trustee constituting interest on Financed Eligible Loans remaining in the Revenue Fund after all other prior required payments have been made from the Revenue Fund, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof being redeemed, plus interest accrued, if any, to the date of redemption.

              (ii) EXTRAORDINARY OPTIONAL REDEMPTION OF SERIES 2000 NOTES. Subject to the provisions of Section 2.02(d) hereof, the Series 2000 Notes shall also be subject to extraordinary optional redemption, at the option of the Issuer, from any unallocated and available moneys in the Trust Estate, at a redemption price equal to the principal amount of the Series 2000 Notes being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust Estate have placed unreasonable burdens upon the ability of the Issuer to perform its obligations under the Indenture.

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

              (iii) OPTIONAL PURCHASE OF SERIES 2000 NOTES. Subject to the provisions of Section 2.02(d) hereof, the Issuer may purchase or cause to be purchased all of the Series 2000 Notes on any Interest Payment Date on which the aggregate current principal balance of the Series 2000 Notes shall be less than or equal to 20% of the initial aggregate principal balance of the Series 2000 Notes on their Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Series 2000 Notes, plus accrued interest on the Series 2000 Notes through the day preceding the Interest Payment Date on which the purchase occurs. The amount deposited pursuant to this subsection (iv) shall be paid to the Registered Owners on the related Interest Payment Date following the date of such deposit. All Series 2000 Notes which are purchased pursuant to this subsection (iv) shall be delivered by the Issuer upon such purchase to, and be canceled by, the Trustee and be disposed of in a manner satisfactory to the Trustee and the Issuer.

          (c) NOTICE OF REDEMPTION AND PURCHASE. The Trustee shall cause notice of any redemption or purchase to be given by mailing a copy of the notice by first-class mail to the Registered Owner of any Series 2000 Notes, and the Auction Agent, designated for redemption or purchase in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption or purchase date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption or purchase date of such Series 2000 Notes for which no such failure or defect occurs.

(d)     PARTIAL REDEMPTION.

              (i) If less than all of the Series 2000 Notes are to be redeemed pursuant to Section 2.02(a) or 2.02(b) hereof, the subclass of Series 2000 Notes to be redeemed shall be redeemed as directed by an Issuer Order. If less than all of the Series 2000 Notes of any Stated Maturity of any subclass of the Series 2000 Notes are to be redeemed, the Series 2000 Notes of the same Stated Maturity to be redeemed shall be selected by lot in such manner as the Trustee shall determine. Notwithstanding the foregoing, Class 2000B-1 Notes shall only be redeemed if after the redemption of such Class 2000B-1 Notes, the Aggregate Market Value of the Trust Estate will equal at least 105% of the aggregate principal amount of all Notes Outstanding.

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

              (ii) In case a Series 2000 Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any Series 2000 Note for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Registered Owner thereof, the cost of which shall be paid by the Issuer, a new Series 2000 Note or Series 2000 Notes of the same series, maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Series 2000 Note surrendered.

SECTION 2.03. DELIVERY OF SERIES 2000 NOTES. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Series 2000 Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided.

        Prior to the delivery by the Trustee of any of the Series 2000 Notes, there shall have been filed with or delivered to the Trustee the following:

          (a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Series 2000 Notes.

          (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

          (c) Rating letters from each Rating Agency pursuant to Section 2.08(b)(ii) of the Original Indenture.

          (d) An opinion of Note Counsel pursuant to Section 2.08(b)(iii) of the Original Indenture.

SECTION 2.04. TRUSTEE'S AUTHENTICATION CERTIFICATE. The Trustee's authentication certificate upon the Series 2000 Notes shall be substantially in the forms provided in Exhibits A-1 and A-2 hereof. No Series 2000 Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Series 2000 Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Series 2000 Notes issued hereunder.

SECTION 2.05. DEPOSIT OF SERIES 2000 NOTE PROCEEDS. Upon the issuance and delivery of the Series 2000 Notes, the Trustee shall deposit the net proceeds thereof (i.e., net of Underwriters' discount and a management fee of $3,250,000):

          (a) an amount equal to $986,190,000 shall be deposited to the Acquisition Fund;

          (b) an amount equal to $3,060,000 shall be deposited to the Revenue Fund; and

          (c) an amount equal to $7,500,000 shall be deposited to the Reserve Fund.

SECTION 2.06. FORMS OF SERIES 2000 NOTES. The Series 2000 Notes shall be in substantially the form set forth in Exhibit A-1 and A-2 hereto, each with such variations, omissions and insertions as may be necessary.

                                   ARTICLE III

                               GENERAL PROVISIONS

SECTION 3.01. DATE OF EXECUTION. Although this Supplemental Indenture for convenience and for the purpose of reference is dated as of June 1, 2000.

SECTION 3.02. LAWS GOVERNING. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State.

SECTION 3.03. SEVERABILITY. Of any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

SECTION 15.04. EXHIBITS. The terms of the Exhibits attached to this Supplemental Indenture are incorporated herein in all particulars.

                                  ARTICLE IV

                           APPLICABILITY OF INDENTURE

The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

IN WITNESS WHEREOF, the Issuer has caused this Supplemental Indenture to be executed in its corporate name and behalf by the Secretary, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its corporate name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

                                         NELNET STUDENT LOAN CORPORATION-2



                                         By /s/ Stephen F. Butterfield
                                         ------------------------------
                                         Stephen F. Butterfield
                                         President


                                         ZIONS FIRST NATIONAL BANK, as Trustee



                                         By /s/ David W. Bata
                                         --------------------------
                                         David W. Bata
                                         Vice President

                                   APPENDIX A

                         CERTAIN TERMS AND PROVISIONS OF
                             THE AUCTION RATE NOTES

                                    ARTICLE I

                                   DEFINITIONS


        Except as provided below in this Section, all terms which are defined in
Article I of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

        "ALL HOLD RATE" means the Applicable LIBOR Rate less .20%; provided that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

        "APPLICABLE LIBOR RATE" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

        "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

        "AUCTION AGENT" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

        "AUCTION AGENT AGREEMENT" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

        "AUCTION AGENT FEE" has the meaning set forth in the Auction Agent Agreement.

        "AUCTION DATE" means, initially, June 14, 2000 with respect to the Class 2000A-1 Notes, June 27, 2000 with respect to the Class 2000A-2 Notes, July 5, 2000 with respect to the Class 2000A-3 Notes, July 11, 2000 with respect to the Class 2000A-4 Notes, July 18, 2000 with respect to the Class 2000A-5 Notes, June 19, 2000 with respect to the Class 2000A-6 Notes, June 26, 2000 with respect to the Class 2000A-7 Notes, June 27, 2000 with respect to the Class 2000A-8 Notes, July 5, 2000 with respect to the Class 2000A-9 Notes, July 11, 2000 with respect to the Class 2000A-10 Notes, July 18, 2000 with respect to the Class 2000A-11 Notes, July 10, 2000 with respect to the Class 2000A-12 Notes, July 17, 2000 with respect to the Class 2000A-13 Notes, June 29, 2000 with respect to the Class 2000A-14 Notes and June 26, 2000 with respect to the Class 2000B-1 Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Subclass, other than:

               (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

                (b)  each  Auction  Period   commencing  after  and  during  the
        continuance of a Payment Default; or

               (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

        "AUCTION RATE NOTES" means, collectively, the Series 2000 Notes.

        "AUCTION NOTE INTEREST RATE" means each variable rate of interest per annum borne by an Auction Rate Note for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

        "AUCTION PERIOD" means the Interest Period applicable to the Auction Rate Notes during which time the Interest Rate is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period (after the Initial Period for such Subclass) initially shall consist generally of seven days for the Class 2000A-1 Notes and 28 days for the Class 2000A-2 Notes, the Class 2000A-3 Notes, the Class 2000A-4 Notes, the Class 2000A-5 Notes, the Class 2000A-6 Notes, the Class 2000A-7 Notes, the Class 2000A-8 Notes, the Class 2000A-9 Notes, the Class 2000A-10 Notes, the Class 2000A-11 Notes, the Class 2000A-12 Notes, the Class 2000A-13 Notes, the Class 2000A-14 Notes and the Class 2000B-1 Notes, as the same may be adjusted pursuant to Section 2.02(g) of this Appendix A.

        "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

        "AUCTION PROCEDURES" means the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

        "AUCTION RATE" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) of this Appendix A.

        "AUTHORIZED DENOMINATIONS" means $50,000 and any integral multiple thereof.

        "AVAILABLE AUCTION RATE NOTES" has the meaning set forth in Section 2.02(a)(iii)(A)(1) of this Appendix A.

        "BID" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

                                       A-1-2

        "BID AUCTION RATE" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "BIDDER" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "BOND EQUIVALENT YIELD" means, in respect of any security the rate for which is quoted in THE WALL STREET JOURNAL on a bank discount basis, the "bond equivalent yield" (expressed as a percentage) for such security which appears on Telerate's United States Treasury and Money Market Composite Page 0223, rounded up to the nearest one one-hundredth of one percent.

        "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" means a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

        "BROKER-DEALER" means, collectively, PaineWebber Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

        "BROKER-DEALER AGREEMENT" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreements, each dated as of June 1, 2000, among the Issuer, Bankers Trust Company, as Auction Agent, and the Broker-Dealers.

        "BROKER-DEALER FEE" has the meaning set forth in the Auction Agent Agreement.

        "BROKER-DEALER FEE RATE" has the meaning set forth in the Auction Agent Agreement.

        "BUSINESS DAY" means any day other than April 14 and 15, December 30 and 31, a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Trustee or the Auction Agent, are authorized or permitted by law or executive order to close or such other date as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

        "CARRY-OVER AMOUNT" means the excess, if any, of (a) the amount of interest on an Auction Rate Note that would have accrued with respect to the related Interest Period at the applicable Auction Rate over (b) the amount of interest on such Auction Rate Note actually accrued with respect to such Auction Rate Note with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest

                                       A-1-3

Periods; provided that any reference to "principal" or "interest" in the Supplemental Indenture and in this Appendix A and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

        "CLOSING DATE" means the Date of Issuance of the Auction Rate Notes (June 1, 2000).

        "COMMERCIAL   PAPER  DEALER"  means   PaineWebber   Incorporated.,   its
successors and assigns, and any other commercial paper dealer appointed pursuant to Section 2.02(c) of this Appendix A.

        "EFFECTIVE INTEREST RATE" means, with respect to any Financed Eligible Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Eligible Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Eligible Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and (b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Eligible Loan during such calendar quarter expressed as a percentage per annum.

        "ELIGIBLE CARRY-OVER MAKE-UP AMOUNT" means, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

        "EXISTING OWNER" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

        "EXISTING OWNER REGISTRY" means the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

        "HOLD ORDER" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "INITIAL AUCTION AGENT" means Bankers Trust Company, a New York banking corporation, its successors and assigns.

        "INITIAL AUCTION AGENT AGREEMENT" means, collectively, the Auction Agent Agreement dated as of June 1, 2000, by and among the Issuer, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

                                       A-1-4

        "INITIAL PERIOD" means, as to Auction Rate Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Notes.

        "INITIAL RATE" means 6.620% for the Class 2000A-1 Notes, 6.650% for the Class 2000A-2 Notes, 6.650% for the Class 2000A-3 Notes, 6.650% for the Class 2000A-4 Notes, 6.650% for the Class 2000A-5 Notes, 6.650% for the Class 2000A-6 Notes, 6.650% for the Class 2000A-7 Notes, 6.649% for the Class 2000A-8 Notes, 6.670% for the Class 2000A-9 Notes, 6.670% for the Class 2000A-10 Notes, 6.670% for the Class 2000A-11 Notes, 6.700% for the Class 2000A-12 Notes, 6.700% for the Class 2000A-13 Notes, 6.610% for the Class 2000A-14 Notes and 6.750% for the Class 2000B-1 Notes.

        "INITIAL RATE ADJUSTMENT DATE" means, with respect to the Class 2000A-1 Notes, June 15, 2000; with respect to the Class 2000A-2 Notes, June 28, 2000; with respect to the Class 2000A-3 Notes, July 6, 2000; with respect to the Class 2000A-4 Notes, July 12, 2000; with respect to the Class 2000A-5 Notes, July 19, 2000; with respect to the Class 2000A-6 Notes, June 20, 2000; with respect to the Class 2000A-7 Notes, June 27, 2000; with respect to the Class 2000A-8 Notes, June 28, 2000; with respect to the Class 2000A-9 Notes, July 6, 2000; with respect to the Class 2000A-10 Notes, July 12, 2000; with respect to the Class 2000A-11 Notes, July 19, 2000; with respect to the Class 2000A-12 Notes, July 11, 2000; with respect to the Class 2000A-13 Notes, July 18, 2000; with respect to the Class 2000A-14 Notes, June 30, 2000; and with respect to the Class 2000B-1 Notes, June 27, 2000.

        "INTEREST PAYMENT DATE" means (a) so long as the Auction Rate Notes bear interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the Initial Period for such Subclass, and each related Auction Period thereafter and
(b) if and for so long as the  Auction  Rate Notes bear  interest  at an Auction
Note Interest Rate for an Interest Period of greater than 180 days, each January 1 and June 1.

        "INTEREST PERIOD" means, with respect to the Auction Rate Notes, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Subclass and ending on the day before (a) the next Interest Rate Adjustment Date for such Subclass or (b) the Stated Maturity of such Subclass, as applicable.

        "INTEREST RATE ADJUSTMENT DATE" means the date on which an Auction Note Interest Rate is effective, and means, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

        "INTEREST RATE DETERMINATION DATE" means, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Subclass, the Business Day immediately preceding the date of commencement of an Auction Period.

        "MAXIMUM RATE" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by the Rating Agency to the Auction Rate Notes are "Aa3" and "AA-," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by the Rating Agency to the Auction Rate Notes is less than "Aa3" or "AA-," respectively), (b) 18%

                                       A-1-5
and (c) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

        "NET LOAN RATE" means, respect to any Interest Period applicable to the Auction Rate Notes, the greater of (a) the rate of interest per annum (rounded to the next highest one one-hundredth of one percent) equal to the applicable United States Treasury Security Rate plus 1.50% or (b) the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (i) the weighted average Effective Interest Rate of the Financed Eligible Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Issuer on the last day of such calendar quarter, less (ii) the Program Expense Percentage, as determined by the Issuer on the last day of each calendar year. In making the determinations in (b)(i) and (ii) of this definition of "Net Loan Rate," the Issuer shall take into account as an increase to such Net Loan Rate the receipt of any Reciprocal Payment and as a decrease to any Issuer Derivative Payment. The determinations made by the Issuer in (b)(i) and (ii) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Trustee and the Broker-Dealers immediately upon their respective calculation dates.

        "NON-PAYMENT RATE" means One-Month LIBOR plus 1.50%.

        "ONE-MONTH LIBOR," "THREE-MONTH LIBOR," "SIX-MONTH LIBOR" or "ONE-YEAR LIBOR," means the offered rate, as determined by the Auction Agent or Trustee, as applicable, of the Applicable LIBOR Based Rate for United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates) as of approximately 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if on any calculation date, no rate appears on Telerate Page 3750 as specified above, the Auction Agent or Trustee, as applicable, shall determine the arithmetic mean of the offered quotations of four major banks in the London interbank market, for deposits in United States dollars for the respective periods specified above to the banks in the London interbank market as of approximately 11:00 a.m., London time, on such calculation date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market and at such time, unless fewer than two such quotations are provided, in which case, the Applicable LIBOR Based Rate shall be the arithmetic mean of the offered quotations that leading banks in New York City selected by the Auction Agent or Trustee, as applicable, are quoting on the relevant LIBOR Determination Date for loans in United States dollars to leading European banks in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

        "ORDER" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "PAYMENT DEFAULT" means, with respect to the Auction Rate Notes, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Notes, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Notes at their maturity.

                                       A-1-6

        "POTENTIAL  OWNER" means any Person (including an Existing Owner that is
(a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).

        "PROGRAM EXPENSE PERCENTAGE" means, the percentage that all Program Expenses estimated for the next 12 months represent of the principal amount of the Notes, which as of June 1, 2000 is 1.05%, and which the Issuer shall calculate annually on the last day of each calendar year. Any adjustment in the Program Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

        "PSA" means the Public Securities Association, its successors and assigns.

        "QUARTERLY AVERAGE AUCTION RATE" means the simple average of the Auction Rates for the Auction Dates preceding the current Auction Date by 91 days or less, including the current Auction Date.

        "QUARTERLY AVERAGE T-BILL RATE" means the simple average of the Bond Equivalent Yields of 91-day Treasury bills auctioned in the 91 days preceding (but not including) the current Auction Date.

        "REGULAR RECORD DATE" means the Business Day next preceding the applicable Auction Date.

        "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

        "SELL ORDER" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "SUBMISSION DEADLINE" means 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "SUBMITTED BID" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "SUBMITTED   HOLD   ORDER"  has  the   meaning   set  forth  in  Section
2.02(a)(iii)(A) of this Appendix A.

        "SUBMITTED ORDER" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "SUBMITTED   SELL   ORDER"  has  the   meaning   set  forth  in  Section
2.02(a)(iii)(A) of this Appendix A.

        "SUBSTITUTE AUCTION AGENT" means the Person with whom the Issuer and the Trustee enter into a Substitute Auction Agent Agreement.

                                       A-1-7

        "SUBSTITUTE AUCTION AGENT AGREEMENT" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

        "SUFFICIENT BIDS" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "UNITED STATES TREASURY SECURITY RATE" means, for purposes of calculating the Net Loan Rate applicable to the Auction Rate Notes, that rate of interest per annum equal to the Bond Equivalent Yield on the applicable United States Treasury securities sold at the last auction thereof that immediately precedes the Interest Rate Adjustment Date for the Auction Rate Notes.

        "VARIABLE RATE" means the variable rate of interest per annum, including the Initial Rate, borne by each Subclass of Auction Rate Notes during the Initial Period for such Subclass, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II of this Appendix A.

                                   ARTICLE II

                               TERMS AND ISSUANCE

        SECTION 2.01. AUCTION RATE AND CARRY-OVER AMOUNTS. During the Initial Period, the Auction Rate Notes shall bear interest at the Initial Rate for such Subclass. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Notes shall bear interest at an Auction Note Interest Rate based on a 7-day or 28-day Auction Period for the Auction Rate Notes, as determined pursuant to this Section 2.01 and Section 2.02 of this Appendix A.

        For the Auction Rate Notes during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Rate Notes Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

        The Auction Note Interest Rate to be borne by the Auction Rate Notes after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include the (i) third Business Day of the following week in the case of the Class 2000A-1 Notes, (ii) second Business Day of the following fourth week in the case of the Class 2000A-2 Notes, the Class 2000A-3 Notes, the Class 2000A-4 Notes, the Class 2000A-5 Notes, the Class 2000A-8 Notes, the Class 2000A-9
Notes, the Class 2000A-10 Notes and the Class 2000A-11 Notes, (iii) first Business Day of the following fourth week in the case of the Class 2000A-6 Notes, the Class 2000A-7 Notes, the Class 2000A-12 Notes, the Class 2000A-13 Notes and the Class 2000B-1 Notes and (iv) third Business Day of the following fourth week in the case of the Class 2000A-14 Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Notes, such Auction Period shall commence on the Initial Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) of this Appendix A; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Maximum Rate.

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        Notwithstanding the foregoing:

               (a) if the ownership of an Auction Rate Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes pursuant to this Supplemental Indenture shall equal the lesser of (i) the Maximum Rate and (ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

               (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

        In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Notes. The Trustee shall notify the Registered Owners and the Issuer of Auction Rate Notes of the applicable Auction Note Interest Rate applicable to such Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

        If the Auction Rate for the Auction Rate Notes is greater than the Net Loan Rate, then the Variable Rate applicable to such Auction Rate Notes for that Interest Period will be the Net Loan Rate. If the Variable Rate applicable to such Auction Rate Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period. Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Registered Owner of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Interest Payment Date for an

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Interest Period with respect to which such Carry-over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Registered Owner the Auction Agent and the Issuer of the Carry-over Amount applicable to each Registered Owner's Auction Rate Note, which written notice may accompany the payment of interest by check made to each such Registered Owner on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Registered Owner at such Registered Owner's address as it appears on the registration records maintained by the Registrar. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Note has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to an Auction Rate Note, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Trustee on an Auction Rate Note on the earliest of (i) the date of defeasance of the Auction Rate Notes or (ii) the first occurring Interest Payment Date (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

        The Carry-over Amount (and interest accrued thereon) for Auction Rate Notes shall be paid by the Trustee on Outstanding Auction Rate Notes on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the first occurring Interest Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) on such Interest Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Notes on such Interest Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Note which is due and payable on an Interest Payment Date, which Auction Rate Note is to be redeemed (other than by optional redemption) on said Interest Payment Date, shall be paid to the Registered Owner thereof on said Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Interest Payment Date shall be cancelled with respect to said Auction Rate Note that is to be redeemed (other than by optional redemption) on said Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the earliest of
(a) the date of defeasance of any of the Auction Rate Notes or (b) the next occurring Interest Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Interest Payment Date on which the Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Registered Owner of such Auction Rate Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Note.

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        The Interest Payment Date or other date on which such Carry-over  Amount
(or any interest accrued thereon) for Auction Rate Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate Notes on an Interest Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-Over Make-Up Amount.

        In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Notes shall be the applicable Maximum Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Maximum Rate, the Maximum Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Trustee.

        SECTION 2.02.  AUCTION RATE.

               (a) DETERMINING THE AUCTION RATE. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

               So long as the ownership of Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

                      (i) (A) Prior to the Submission Deadline on each Auction Date;

                                (1) each  Existing  Owner of Auction  Rate Notes
                        may submit to a Broker-Dealer by telephone or otherwise any information as to:

                                            a.   the    principal    amount   of
                                    Outstanding Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

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

                                            b.   the    principal    amount   of
                                    Outstanding  Auction  Rate  Notes,  if  any,
                                    which such Existing  Owner offers to sell if
                                    the Auction Note  Interest Rate for the next
                                    succeeding Auction Period shall be less than
                                    the  rate  per  annum   specified   by  such
                                    Existing Owner; and/or

                                            c.   the    principal    amount   of
                                    Outstanding Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                                    and

                                    (2) one or more  Broker-Dealers  may contact
                             Potential Owners to determine the principal amount of Auction Rate Notes which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

                             The  statement of an Existing  Owner or a Potential
                      Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause
                      (1)a is herein referred to as a "Hold Order"; an Order described in clauses (1)b and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c is herein referred to as a "Sell Order."

                             (B)  (1)  Subject  to  the  provisions  of  Section
                             2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                                        a. the principal  amount of  Outstanding
                                Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                                        b. such  principal  amount,  or a lesser
                                principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

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

                                        c. such  principal  amount,  or a lesser
                                principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

                                    (2)  Subject  to the  provisions  of Section
                             2.02(a)(ii) of this Appendix A, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                                        a. the principal  amount of  Outstanding
                                Auction Rate Notes specified in such Sell Order; or

                                        b. such  principal  amount,  or a lesser
                                principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

                                    (3)  Subject  to the  provisions  of Section
                             2.02(a)(ii) of this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                                        a. the principal  amount of  Outstanding
                                Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                                        b. such  principal  amount,  or a lesser
                                principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

                      (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                                (1) the name of the Bidder placing such Order;

                                (2) the  aggregate  principal  amount of Auction
                        Rate Notes that are the subject of such Order;

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

                                (3) to the extent that such Bidder is an Existing Owner:

                                        a. the principal  amount of Auction Rate
                                Notes, if any, subject to any Hold Order placed by such Existing Owner;

                                        b. the principal  amount of Auction Rate
                                Notes, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                                        c. the principal  amount of Auction Rate
                                Notes, if any, subject to any Sell Order placed by such Existing Owner;

                             and

                                    (4)     to  the  extent such  Bidder  is   a
                             Potential    Owner,  the  rate  specified  in  such
                             Potential Owner's Bid.

                             (B) If any rate  specified in any Bid contains more
                      than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

                             (C) If an Order or Orders  covering all Outstanding
                      Auction Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

                             (D) Neither the Issuer, the Trustee nor the Auction
                      Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

                             (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                                    (1) All  Hold  Orders  shall  be  considered
                             valid, but only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

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

                                    (2) a. Any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                                            b. subject to subclause  (1) of this
                                    clause (B), if more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                                            c. subject to subclauses (1) and (2)
                                    of this clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                                          d. in any  such  event,  the amount of
                                    Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause
                                    (B) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                                    (3) All  Sell  Orders  shall  be  considered
                             valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (v) and valid Bids referred to in clause
                             (2) of this paragraph (E).

                             (F) If more than one Bid for Auction  Rate Notes is
                      submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                             (G) An  Existing  Owner  that  offers  to  purchase
                      additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

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

                             (H) Any Bid or Sell Order  submitted by an Existing
                      Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                             (I) Any  Bid  specifying  a rate  higher  than  the
                      applicable Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                             (J)  Any  Order   submitted  in  an  Auction  by  a
                      Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                      (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                                    (1) the excess of the total principal amount
                             of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                                    (2)     from the Submitted Orders whether:

                                        a. the  aggregate  principal  amount  of
                                Outstanding Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

                             exceeds or is equal to the sum of:

                                        b. the  aggregate  principal  amount  of
                                Outstanding Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                                        c. the  aggregate  principal  amount  of
                                Outstanding   Auction  Rate  Notes   subject  to
                                Submitted Sell Orders;

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

                             (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                                    (3)  if  Sufficient  Bids  exist,   the  Bid
                             Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                                        a. (x) each  Submitted Bid from Existing
                                Owners specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                                        b.  (x)  each  such  Submitted  Bid from
                                Potential Owners specifying such lowest rate and
                                (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

                             the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes which, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

                             (B) Promptly  after the Auction  Agent has made the
                      determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Issuer of the Net Loan Rate, Maximum Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:

                                    (1)  if  Sufficient  Bids  exist,  that  the
                             Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                                    (2) if  Sufficient  Bids do not exist (other
                             than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                                       A-1-17

                                    (3) if all  Outstanding  Auction  Rate Notes
                             are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest
                             Period shall be equal to the applicable All Hold Rate.

                             (C) Promptly after the Auction Agent has determined
                      the Auction Rate, the Auction Agent shall determine and advise the Trustee of the Auction Note Interest Rate, which rate shall be the lesser of (x) the Auction Rate and
                      (y) the Net Loan Rate; provided, however, that in no event shall the Auction Note Interest Rate exceed the applicable Maximum Rate.

                      (iv) Existing  Owners shall  continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

                      If the Net Loan Rate is less than the  Auction  Rate,  the
               Net Loan Rate will be the Auction Note Interest Rate. If the Auction Rate and the Net Loan Rate are both greater than the applicable Maximum Rate, the Auction Note Interest Rate shall be equal to the applicable Maximum Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the lesser of the Net Loan Rate and the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

                             (A) If  Sufficient  Bids have been made and the Net
                      Loan Rate is equal to or greater than the Bid Auction Rate, and if the applicable Maximum Rate does not apply (in which case the Auction Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and
                      (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                                    (1)   Existing   Owners'    Submitted   Bids
                             specifying any rate that is higher than the Auction
                             Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                                       A-1-18

                                    (2)   Existing   Owners'    Submitted   Bids
                             specifying  any rate that is lower than the Auction
                             Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                                     (3)  Potential  Owners'  Submitted     Bids
                             specifying  any  rate  that is  lower  than     the
                             Auction Note Interest Rate shall be accepted;

                                    (4)  Each  Existing  Owners'  Submitted  Bid
                             specifying a rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(D)(1), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A; and

                                    (5) Each  Potential  Owner's  Submitted  Bid
                             specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described  in  clauses  (2),  (3)  and  (4) of this
                             Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

                                       A-1-19

                             (B) If  Sufficient  Bids have not been made  (other
                      than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Net Loan Rate) or if applicable Maximum Rate applies, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                    (1)   Existing   Owners'    Submitted   Bids
                             specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                                    (2)   Potential   Owners'   Submitted   Bids
                             specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                                    (3)  each  Existing  Owner's  Submitted  Bid
                             specifying any rate that is higher than the Auction
                             Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

                             (C)  If all  Auction  Rate  Notes  are  subject  to
                      Submitted  Hold  Orders,   all  Submitted  Bids  shall  be
                      rejected.

                             (D) If, as a result of the procedures  described in
                      paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to

                                       A-1-20
                      purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

                             (E) If, as a result of the procedures  described in
                      paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the
                      Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

                      (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

                      (vi) Any  calculation by the Auction Agent or the Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

                      (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Interest Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Trustee shall promptly notify the Auction Agent of any such occurrence.

                                       A-1-21

               (b)  APPLICATION OF INTEREST PAYMENTS FOR THE AUCTION RATE NOTES.

                      (i) The Trustee shall  determine not later than 2:00 p.m., eastern  time,  on the Business Day next  succeeding  an Interest
               Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

                      (ii) Not  later  than 2:00  p.m.,  eastern  time,  on each anniversary of the Closing Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement. Not later than 2:00 p.m., eastern time, on each Auction Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

               (c)  CALCULATION  OF MAXIMUM RATE,  ALL HOLD RATE, NET LOAN RATE,
        APPLICABLE LIBOR RATE, AND NON-PAYMENT RATE. The Auction Agent shall calculate the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Trustee and the Broker-Dealers of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Trustee shall determine the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Trustee shall calculate the applicable Maximum Rate and the Net Loan Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Trustee or the Auction Agent, as the case may be, of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate.

                                       A-1-22

               (d)    NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

                      (i) By 12:00  noon,  eastern  time,  on the  Business  Day following each Regular Record Date, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of Auction Rate Notes.

                      (ii) At least  four  days  prior to any  Interest  Payment
               Date, the Trustee shall:

                             (A) confirm with the Auction  Agent,  so long as no
                      Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Interest Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A;

                             (B) pursuant to Section 2.01 of this Appendix A, advise the Registered Owners of a Subclass of Auction Rate Notes of any Carry-over Amount accruing on such Auction Rate Notes; and

                             (C) advise the  Securities  Depository,  so long as
                      the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Interest Payment Date to the beneficial owners of each Subclass of the Auction Rate Notes.

               If any day scheduled to be an Interest Payment Date shall be changed after the Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Interest Payment Date or the old Interest Payment Date, by such means as the Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

               (e)    AUCTION AGENT.

                      (i) Bankers Trust  Company is hereby  appointed as Initial
               Auction Agent to serve as agent for the Issuer in connection with Auctions. The Trustee and the Issuer will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus

                                      A-1-23
               of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Trustee upon the written direction of an Authorized Officer or the Registered Owners of 51% of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Registered Owners, by an instrument signed by such Registered Owners or their attorneys and filed with the Auction Agent, the Issuer and the Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

                      (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

                      (iii) The Auction  Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

               (f)    BROKER-DEALERS.

                      (i) The Auction Agent will enter into Broker-Dealer Agreements with PaineWebber Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the initial Broker-Dealers. An Authorized Officer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent.

                                       A-1-24

                      (ii) Any  Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

               (g) CHANGES IN AUCTION PERIOD OR PERIODS AND CERTAIN PERCENTAGES.

                      (i) While any of the Auction  Rate Notes are  Outstanding,
               the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the applicable Broker-Dealer, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Trustee, the Auction Agent, the applicable Broker-Dealer, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

                      (ii) Any such adjusted  Auction Period shall not  be  less than 7 days nor more than 366 days.

                      (iii) An Auction Period  Adjustment shall take effect only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the applicable Broker-Dealer and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in
               (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                      In  connection  with any Auction  Period  Adjustment,  the
               Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

                                       A-1-25

               (h) CHANGES IN THE AUCTION DATE. The applicable Broker-Dealer, with the written consent of an Authorized Officer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The applicable Broker-Dealer shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer at least 14 days prior to the effective date of such change. If the Issuer shall have delivered such written consent to the applicable Broker-Dealer, such Broker-Dealer shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Issuer, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

               In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

        SECTION 2.03. ADDITIONAL PROVISIONS REGARDING THE INTEREST RATES ON THE AUCTION RATE NOTES. The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this
Article II shall be conclusive and binding on the Registered Owners of the Auction Rate Notes to which such Variable Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

        In no event shall the cumulative amount of interest paid or payable on the Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes or related documents) calculated from the Date of Closing of the Auction Rate Notes through any subsequent day during the term of the Auction Rate Notes or otherwise prior to payment in full of the Auction Rate Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes, or if the redemption or acceleration of the maturity of the Auction Rate Notes results in payment to or receipt by the Registered Owner or any former Registered Owner of the Auction Rate Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes shall be credited on the principal balance of the Auction Rate Notes (or, if the Auction Rate Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes and under the related documents.


                                       A-1-26

                                    EXHIBIT A-1

                              FORM OF SENIOR NOTES


        EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
 SENIOR CLASS 2000A-[1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13] [14]
                               AUCTION RATE NOTES

REGISTERED NO. R-__                                 REGISTERED $________________

     MATURITY DATE        INTEREST RATE      ORIGINAL ISSUE DATE       CUSIP NO.

    December 1, 2032        Variable              June 1, 2000        __________

PRINCIPAL SUM: _________________________________________ AND 00/100 DOLLARS
REGISTERED OWNER: CEDE & CO.

        NELNET STUDENT LOAN CORPORATION-2, a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Indenture of Trust, dated as of June 1, 2000 (as amended, the "Original Indenture") and the Series 2000 Supplemental Indenture of Trust dated as of June 1, 2000 (as amended, the "Series 2000 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Zions First National Bank, as trustee (the "Trustee," which term includes any successor trustee under the Indenture)) for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2000 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

        This note is one of a series of notes of the Issuer  designated  Taxable
Student        Loan        Asset-Backed        Notes,        Senior        Class
2000A-[1][2][3][4][5][6][7][8][9][10][11][12][13][14]  Auction Rate Notes, dated the Original Issue Date, in the aggregate original principal amount of $_______________ (the "Class 2000A-[1][2][3][4][5][6][7][8][9][10]
[11][12][13][14] Notes") which have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The
Issuer         is,         simultaneously         with         the         Class
2000A-[1][2][3][4][5][6][7][8][9][10]][11][12][13][14]       Notes,      issuing
$_______________ of its Taxable Student Loan Asset-Backed Notes, Senior Class 2000A Notes in fourteen subclasses (together with the Class 2000A-[1][2][3][4][5][6][7][8][9][10]][11][12][13][14] Notes, the "Class A
Notes") and $50,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 2000B-1 Notes (the "Class B Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes or the Class B Notes as determined by the Issuer. The Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

        MANDATORY REDEMPTION,  OPTIONAL REDEMPTION AND EXTRAORDINARY REDEMPTION.
This  note  is  subject  to  mandatory   redemption,   optional  redemption  and
extraordinary redemption, all as described in the Indenture.

        OPTIONAL PURCHASE. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 20% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

        NOTICE OF REDEMPTION OR PURCHASE. Notice of the call for redemption shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of the Notes to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or

                                       A-1-2
purchase of such Auction Rate Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Bonds.

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Reciprocal Payor; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator,

                                       A-1-3
director, officer, employee, or agent of the Issuer, nor against the State of Nevada, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

        Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

        The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

        The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

                                       A-1-4

        It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

                                       A-1-5

        IN TESTIMONY WHEREOF, the Board of Directors of NELNET STUDENT LOAN CORPORATION-2 has caused this note to be executed by the manual or facsimile signatures of the President and Secretary of the Issuer all as of the Original Issue Date.

                                            NELNET STUDENT LOAN CORPORATION-2



                                            By
                                               President



                                            By
                                               Secretary

                                       A-1-6

                          CERTIFICATE OF AUTHENTICATION

        This note is one of the Class 2000A-__ Notes designated therein and described in the within-mentioned Indenture.

                                           ZIONS FIRST NATIONAL BANK, as Trustee



                                            By_________________________
                                             Authorized Signatory


Authentication Date:

_______________________________



                                       A-1-7

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________                    SIGNED:__________________________


             NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:


________________________________
A Member of The New York Stock
Exchange or a State or National
Bank

                                       A-1-8

                                   EXHIBIT A-2

                            FORM OF SUBORDINATE NOTES


        EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                            SUBORDINATE CLASS 2000B-1
                               AUCTION RATE NOTES

REGISTERED NO. R-1                                        REGISTERED $50,000,000

     MATURITY DATE      INTEREST RATE      ORIGINAL ISSUE DATE        CUSIP NO.

    December 1, 2032     Variable              June 1, 2000           __________

PRINCIPAL SUM: FIFTY MILLION AND 00/100 DOLLARS
REGISTERED OWNER: CEDE & CO.

        NELNET STUDENT LOAN CORPORATION-2, a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Indenture of Trust, dated as of June 1, 2000 (as amended, the "Original Indenture") and the Series 2000 Supplemental Indenture of Trust dated as of June 1, 2000 (as amended, the "Series 2000 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Zions First National Bank, as trustee (the "Trustee," which term includes any successor trustee under the Indenture)) for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2000 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

        This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Subordinate Class 2000B-1 Auction Rate Notes, dated the Original Issue Date, in the aggregate original principal amount of $50,000,000 (the "Class B Notes") which have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The Issuer is, simultaneously with the Class B Notes, issuing $950,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 2000A Notes in fourteen subclasses (collectively, the "Class A Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes or the Class B Notes as determined by the Issuer. The Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

        MANDATORY REDEMPTION,  OPTIONAL REDEMPTION AND EXTRAORDINARY REDEMPTION.
This  note  is  subject  to  mandatory   redemption,   optional  redemption  and
extraordinary redemption, all as described in the Indenture.

        OPTIONAL PURCHASE. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 20% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

        NOTICE OF REDEMPTION OR PURCHASE. Notice of the call for redemption shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of the Notes to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

                                       A-2-2

        The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Bonds.

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Reciprocal Payor; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Nevada, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

                                       A-2-3

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

        Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

        The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

        The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.



                                       A-2-4

        IN TESTIMONY WHEREOF, the Board of Directors of NELNET STUDENT LOAN CORPORATION-2 has caused this note to be executed by the manual or facsimile signatures of the President and Secretary of the Issuer all as of the Original Issue Date.

                                            NELNET STUDENT LOAN CORPORATION-2



                                            By_________________________
                                               President



                                            By_________________________
                                               Secretary


                                       A-2-5

                          CERTIFICATE OF AUTHENTICATION

        This note is one of the Class 2000B-1 Notes designated therein and described in the within-mentioned Indenture.

                                          ZIONS FIRST NATIONAL BANK, as Trustee



                                            By____________________________
                                             Authorized Signatory

Authentication Date:

____________________________



                                       A-2-6

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ____________________                 SIGNED:________________________


             NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:


________________________________
A Member of The New York Stock
Exchange or a State or National
Bank


                                       A-2-7

                                    EXHIBIT B

                    SERIES 2000 CLOSING CASH FLOW PROJECTIONS

                                    EXHIBIT C

                            NOTICE OF PAYMENT DEFAULT

                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 2000__
                         AUCTION RATE CERTIFICATE NOTES


        NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Notes identified above. The next Auction for the Auction Rate Notes will not be held. The Auction Rate for the Auction Rate Notes for the next succeeding Interest Period shall be the Non-Payment Rate.

                                          ZIONS FIRST NATIONAL BANK, as Trustee



Dated: _______________________              By_____________________________--

                                    EXHIBIT D

                        NOTICE OF CURE OF PAYMENT DEFAULT

                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 2000__
                         AUCTION RATE CERTIFICATE NOTES


        NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Notes identified above has been waived or cured. The next Interest Payment Date is __________________________ and the Auction Date is
__________________________.

                                          ZIONS FIRST NATIONAL BANK, as Trustee



Dated: _______________________              By___________________________

                                    EXHIBIT E

                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 2000__
                         AUCTION RATE CERTIFICATE NOTES


        Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Indenture of Trust, as amended (the "Indenture") as follows:

        1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2. The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

        3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

        4. It is hereby represented, upon advice of the Auction Agent for the Class 2000__ Notes described herein, that there were Sufficient Bids for such Class 2000__ Notes at the Auction immediately preceding the date of this Notice.

        5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Class 2000__ Notes.

                                            NELNET STUDENT LOAN CORPORATION-2



Dated: ______________________               By_____________________________

                                    EXHIBIT F

                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 2000__
                         AUCTION RATE CERTIFICATE NOTES


        Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Indenture of Trust, as amended:

        1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2. For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be _______________, or the next succeeding Business Day if such date is not a Business Day.

        3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [_______________(date) and every ______________(number) ______________(day of week)  thereafter]  [every  ______________(number)  ______________(day  of week)
after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture of Trust.

        4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture of Trust and our prior notice dated _______________ regarding the proposed change.

        5. Terms not defined in this Notice shall have the meanings set forth in the Indenture of Trust relating to the Class 2000__ Notes.

                                            NELNET STUDENT LOAN CORPORATION-2



Dated: ______________________               By_____________________________

                                    EXHIBIT G

                        NOTICE OF CHANGE IN AUCTION DATE

                        NELNET STUDENT LOAN CORPORATION-2
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 2000__
                         AUCTION RATE CERTIFICATE NOTES


        Notice is hereby given by [ ], as Broker-Dealer for the Auction Rate Notes, that with respect to the Auction Rate Notes, the Auction Date is hereby changed as follows:

        1. With respect to Class 2000__ Notes, the definition of "Auction Date" shall be deemed amended by substituting "_______________(number) Business Day" in the second line thereof and by substituting "_______________(number) Business Days" for "two Business Days" in subsection (d) thereof.

        2. This change shall take effect on _______________ which shall be the Auction Date for the Auction Period commencing on _______________.

        3. The Auction Date for the Class 2000__ Notes shall be subject to further change hereafter as provided in the Indenture of Trust.

        4. Terms not defined in this Notice shall have the meaning set forth in the Indenture of Trust, as amended, relating to the Class 2000__ Notes.

                                            [BROKER-DEALER], as Broker-Dealer



Dated: ______________________               By_____________________________